                                                                    Exhibit 99.2

                         AMERICAN GREETINGS CORPORATION
                          NOTICE OF GUARANTEED DELIVERY

         A holder of 11.75% Senior Subordinated Notes due 2008 (the "Initial Notes") of American Greetings Corporation who wishes to tender such Initial Notes pursuant to the exchange offer (the "Exchange Offer") extended by the Prospectus dated November 26, 2001 (the "Prospectus") and the Letter of Transmittal accompanying this Notice of Guaranteed Delivery (the "Letter of Transmittal") must complete and deliver this form or one substantially equivalent to it under the following circumstances: (i) certificates representing the Initial Notes are not immediately available, (ii) the Initial Notes or other required documents will not reach the Exchange Agent prior to the Expiration Date (as defined in the Letter of Transmittal and the Prospectus), or
(iii) the appropriate procedures for book-entry transfer will not be completed prior to the Expiration Date . This requirement is set forth in the Prospectus in the section entitled "The Exchange Offer -- Procedures for Tendering Outstanding Notes" and in the Letter of Transmittal in Instruction 2. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent. The Exchange Agent must receive this form prior to 5:00 p.m., New York City time, on December 26, 2001.

                         To The Huntington National Bank
                             (the "EXCHANGE AGENT")


          BY HAND DELIVERY:                      BY OVERNIGHT COURIER:
    The Huntington National Bank             The Huntington National Bank
   Corporate Trust Administration           Corporate Trust Administration
      917 Euclid Avenue - CM 23                917 Euclid Avenue - CM 23
        Cleveland, Ohio 44115                    Cleveland, Ohio 44115


BY REGISTERED OR CERTIFIED MAIL:              BY FACSIMILE TRANSMISSION:
    The Huntington National Bank           (FOR ELIGIBLE INSTITUTIONS ONLY):
   Corporate Trust Administration            The Huntington National Bank
      917 Euclid Avenue - CM 23                    (216) 515-6584
        Cleveland, Ohio 44115                  Confirm:  (216) 515-6662


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE BOX ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

         I, the undersigned, hereby tender to American Greetings Corporation, the principal amount of the Initial Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the Letter of Transmittal and the instructions thereto, which I have received, pursuant to the guaranteed delivery procedures set forth in such Prospectus, as follows:


------------------------------------------------------------------------------------------------------------

           Certificate or                   Aggregate Principal                 Principal Amount
          Registration Nos.                 Amount Represented                Tendered (must be in
                                            By Initial Note(s)               integral multiples of
                                                                                     $1,0000
------------------------------------------------------------------------------------------------------------
----------------------------------       ------------------------          ------------------------------

----------------------------------       ------------------------          ------------------------------

----------------------------------       ------------------------          ------------------------------

----------------------------------       ------------------------          ------------------------------

------------------------------------------------------------------------------------------------------------




         If Initial Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                    ----------------------------------------------------------

Date:
      ------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


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



                                PLEASE SIGN HERE


X
-------------------------------------------------------------------------------

X
------------------------------------------------------------------------------


                SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY

Date:
     -------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------


         Must be signed by the holder(s) of the Initial Notes as their name(s) appear(s) on certificates for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


NAME(S):
         ----------------------------------------------------------------------

CAPACITY:
          ---------------------------------------------------------------------

ADDRESS(ES):
             ------------------------------------------------------------------


                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.


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




                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         I, the undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantee (a) that the above named person(s) own(s) the principal amount of 11.75% Senior Subordinated Notes due 2008 of American Greetings Corporation (the "Initial Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Initial Notes complies with Rule 14e-4, and (c) that I will deliver to the Exchange Agent the certificates representing the Initial Notes tendered hereby or confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within five (5) business days after the Expiration Date.


_________________________________         __________________________________
         Name of Firm                            Authorized Signature


________________________________          __________________________________
         Address                                       Title


________________________________         Name:_______________________________
         Zip Code                                (PLEASE TYPE OR PRINT)


_______________________________           Dated:____________________________
   Area Code and Telephone No.




NOTE: DO NOT SEND CERTIFICATES REPRESENTING INITIAL NOTES WITH THIS FORM. CERTIFICATES REPRESENTING INITIAL NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.



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